Income Taxes - Components of Deferred Income Tax Assets and Liabilities (Detail) - USD ($)	Dec. 31, 2016	Dec. 31, 2015
Income Tax Disclosure [Abstract]
In-process research and development	$ 996,154	$ 996,154
Net operating loss carry forward	2,995,024	1,681,549
R&D credit	142,721	60,213
Share-based compensation	2,010,742	841,524
Accrued expenses		17,850
Deferred tax assets gross	6,144,641	3,597,290
Less: valuation allowance	(6,144,641)	(3,597,290)
Deferred tax assets, net	$ 0	$ 0